UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 25, 2022

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.
Calgary, Alberta, Canada T2P 3L8
(Address of Principal Executive Offices) (Zip Code)

1-403- 231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 25, 2022, each of Cynthia L. Hansen, Executive Vice President and President, Gas Transmission and Midstream, and Colin K. Gruending, Executive Vice President and President, Liquids Pipelines, and on November 29, 2022, Vern D. Yu, Executive Vice President, Corporate Development and Chief Financial Officer, received a special retention award from Enbridge Inc. in the form of 74,813, 55,597 and 74,129 restricted stock units (RSUs), respectively, under Enbridge Inc.’s 2019 Long-Term Incentive Plan. The RSUs will vest on the second anniversary of the grant date and settle in Enbridge shares, in each case, subject to the award recipient’s continued employment with Enbridge or its subsidiaries. In the event there is a change in any such officer’s reporting relationship to the President and CEO, a termination not for cause, or constructive dismissal, the grants will be settled in Enbridge shares within 30 days of vesting based on the volume weighted average share price of Enbridge shares. The foregoing description of RSUs is qualified in all respects by the full text of the form of Grant Notice and Award Agreement filed as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 30, 2022, Enbridge Inc. issued a news release in connection with its 2023 financial guidance and increase in the common share dividend effective March 1, 2023. A copy of this news release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information included in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

Enbridge Inc. issued an additional news release on November 30, 2022 in connection with the appointment of Pamela L. Carter as the new Chair of the Board of Directors. A copy of this news release is furnished as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Form of Enbridge Inc. 2019 Long Term Incentive Plan Restricted Stock Unit Grant Notice and Restricted Stock Unit Award Agreement (Share-settled) – Retention Award Version

99.2	News Release of Enbridge Inc. dated November 30, 2022

99.3	News Release of Enbridge Inc. dated November 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENBRIDGE INC. (Registrant)

Date: November 30, 2022	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President & Corporate Secretary (Duly Authorized Officer)